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                                                                   Exhibit 10.21

                                                                  Execution Copy

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                              THL-MF INVESTORS, LLC

                      A Delaware Limited Liability Company

                      ------------------------------------

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                          Dated as of November 20, 2003

THE COMPANY INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

THE COMPANY INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE SECURITYHOLDERS AGREEMENT, DATED AS OF THE DATE HEREOF, AS AMENDED OR MODIFIED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH INTERESTS UNTIL SUCH TRANSFER IS IN COMPLIANCE WITH SUCH SECURITYHOLDERS AGREEMENT. A COPY OF THE SECURITYHOLDERS AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER OF SUCH INTERESTS UPON WRITTEN REQUEST AND WITHOUT CHARGE.

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I.     DEFINITIONS.....................................................1

   SECTION 1.1   Definitions...................................................1

   SECTION 1.2   Terms Generally..............................................10

ARTICLE II.    GENERAL PROVISIONS.............................................11

   SECTION 2.1   Formation....................................................11

   SECTION 2.2   Name.........................................................11

   SECTION 2.3   Term.........................................................11

   SECTION 2.4   Purpose; Powers..............................................11

   SECTION 2.5   Foreign Qualification........................................12

   SECTION 2.6   Registered Office; Registered Agent; Principal Office;
                 Other Offices................................................12

   SECTION 2.7   No State-Law Partnership.....................................12

   SECTION 2.8   Amendment and Restatement....................................12

   SECTION 2.9   Issuance of Additional Units.................................12

ARTICLE III.   MANAGEMENT.....................................................13

   SECTION 3.1   The Management Committee; Delegation of Authority
                 and Duties...................................................13

   SECTION 3.2   Establishment of Management Committee........................14

   SECTION 3.3   Management Committee Meetings................................15

   SECTION 3.4   Chairman.....................................................16

   SECTION 3.5   Approval or Ratification of Acts or Contracts................16

   SECTION 3.6   Action by Written Consent or Telephone Conference............16

   SECTION 3.7   Officers.....................................................16

   SECTION 3.8   Management Matters...........................................18

   SECTION 3.9   Securities in Holdings.......................................19

   SECTION 3.10  Liability of Unitholders.....................................19

   SECTION 3.11  Indemnification by the Company...............................20

ARTICLE IV.    CAPITAL CONTRIBUTIONS; ALLOCATIONS; DISTRIBUTIONS..............21

   SECTION 4.1   Capital Contributions........................................21

   SECTION 4.2   Capital Accounts.............................................21

   SECTION 4.3   Allocations of Net Income and Net Loss.......................21

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   SECTION 4.4   Distributions................................................24

   SECTION 4.5   Security Interest and Right of Set-Off.......................27

ARTICLE V.     WITHDRAWAL; DISSOLUTION; TRANSFER OF MEMBERSHIP INTERESTS;
               ADMISSION OF NEW MEMBERS.......................................28

   SECTION 5.1   Unitholder Withdrawal........................................28

   SECTION 5.2   Dissolution..................................................28

   SECTION 5.3   Transfer by Unitholders......................................29

   SECTION 5.4   Admission or Substitution of New Members.....................29

   SECTION 5.5   Compliance with Law..........................................30

ARTICLE VI.    REPORTS TO MEMBERS; TAX MATTERS................................30

   SECTION 6.1   Books of Account.............................................30

   SECTION 6.2   Reports......................................................30

   SECTION 6.3   Fiscal Year..................................................31

   SECTION 6.4   Certain Tax Matters..........................................31

ARTICLE VII.   MISCELLANEOUS..................................................33

   SECTION 7.1   Schedules....................................................33

   SECTION 7.2   Governing Law................................................33

   SECTION 7.3   Successors and Assigns.......................................33

   SECTION 7.4   Confidentiality..............................................33

   SECTION 7.5   Amendments...................................................34

   SECTION 7.6   Notices......................................................34

   SECTION 7.7   Counterparts.................................................35

   SECTION 7.8   Power of Attorney............................................35

   SECTION 7.9   Entire Agreement.............................................35

   SECTION 7.10  Section Titles...............................................35

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                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                              THL-MF INVESTORS, LLC
                      A Delaware Limited Liability Company

          THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of THL-MF Investors, LLC, dated and effective as of November 20, 2003 (this "Agreement"), is adopted, executed and agreed to, for good and valuable consideration, by and among Thomas H. Lee Equity Fund V, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund V, L.P., Thomas H. Lee Cayman Fund V, L.P., Thomas H. Lee Investors Limited Partnership, 1997 Thomas H. Lee Nominee Trust, Putnam Investments Holdings, LLC, Putnam Investments Employees' Securities Company I, LLC, Putnam Investments Employees' Securities Company II, LLC (collectively the "THL Holders"), the Persons listed on Schedule A attached hereto as of the date hereof upon their execution of this Agreement, and each other Person who at any time becomes a Member in accordance with the terms of this Agreement and the Act. Any reference in this Agreement to THL or any other Member shall include such Member's Successors in Interest to the extent such Successors in Interest have become Substitute Members in accordance with the provisions of this Agreement.

          WHEREAS, on November 6, 2003, THL formed the Company as a limited liability company under the Delaware Limited Liability Company Act, Title 6, Sections 18-101, et seq., as it may be amended from time to time (the "Act"), by executing the Limited Liability Company Agreement of THL-MF Investors, LLC (the "Original Agreement") and filing a Certificate of Formation with respect thereto with the Delaware Secretary of State; and

          WHEREAS, THL desires to amend and restate the Original Agreement for the purpose of setting forth the agreements governing the relations among the Members and to admit additional members.

          NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, each intending to be legally bound, agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS
                                   -----------

          SECTION 1.1  Definitions.

          Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

          "Act" has the meaning set forth in the preamble above.

          "Additional Member" means any Person that has been admitted to the Company as a Member pursuant to Section 5.4 by virtue of having received its Membership Interest from the Company and not from any other Member or Assignee.

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          "Adjusted Capital Account Deficit" means, with respect to any
Unitholder, the deficit balance, if any, in such Unitholder's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

                    (i) credit to such Capital Account any amounts that such Unitholder is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(i)(5) and 1.704-2(g)(1); and

                    (ii) debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied by the Management Committee consistently therewith.

          "Affiliate" when used with reference to another Person means any Person (other than the Company), directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person. In addition, Affiliates of a Member shall include all partners, officers, employees and former partners, officers or employees of, all consultants or advisors to, and all other Persons who directly or indirectly receive compensation from, such Member.

          "Assignee" means any transferee to which a Member or another Assignee has transferred its interest in the Company in accordance with the terms of this Agreement, but who is not a Member.

          "Bankruptcy" means, with respect to any Person, the occurrence of any of the following events: (i) the filing of an application by such Person for, or a consent to, the appointment of a trustee or custodian of his assets; (ii) the filing by such Person of a voluntary petition in Bankruptcy or the seeking of relief under Title 11 of the United States Code, as now constituted or hereafter amended, or the filing of a pleading in any court of record admitting in writing his inability to pay his debts as they become due; (iii) the failure of such Person to pay his debts as such debts become due; (iv) the making by such Person of a general assignment for the benefit of creditors; (v) the filing by such Person of an answer admitting the material allegations of, or his consenting to, or defaulting in answering, a Bankruptcy petition filed against him in any Bankruptcy proceeding or petition seeking relief under Title 11 of the United States Code, as now constituted or as hereafter amended; or (vi) the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating such Person a bankrupt or insolvent or for relief in respect of such Person or appointing a trustee or custodian of his assets and the continuance of such order, judgment or decree unstayed and in effect for a period of 60 consecutive days.

          "Capital Account" means, with respect to any Unitholder, the account maintained for such Unitholder in accordance with the following provisions:

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               (a)  To each Unitholder's Capital Account there shall be added such Unitholder's Capital Contributions, such Unitholder's allocable share of Net Income and any items in the nature of income or gain which are specially allocated to such Unitholder pursuant to Section 4.3(c) hereof, and the amount of any Company liabilities assumed by such Unitholder or which are secured by any property distributed to such Unitholder.

               (b) To each Unitholder's Capital Account there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Unitholder pursuant to any provision of this Agreement, such Unitholder's allocable share of Net Losses and any items in the nature of expenses or losses which are specially allocated to such Unitholder pursuant to Section 4.3(c) hereof, and the amount of any liabilities of such Unitholder assumed by the Company or which are secured by any property contributed by such Unitholder to the Company.

               (c) In the event any interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

               (d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) hereof and Section 4.3(b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

               (e) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Code Section 704(b) and the Regulations promulgated thereunder, and shall be interpreted and applied by the Management Committee in a manner consistent with such Regulations.

          "Capital Contribution" means, with respect to any Unitholder, the amount of cash and the initial Gross Asset Value of any property (other than money) contributed from time to time to the Company by such Unitholder (it being understood that the Gross Asset Value with respect to property in respect of a Unitholder's Initial Capital Contribution shall be as set forth on Exhibit I hereto).

          "Certificate" has the meaning set forth in Section 2.1.

          "Class A Units" means the Class A Units of the Company.

          "Class B Units" means the Class B Units of the Company.

          "Class C Fraction" means the lesser of (A) one and (B) a fraction, the numerator of which is the number of Class C Units outstanding at the date of any such determination and the denominator of which is the number of Class C Units outstanding on the date of the Initial Capital Contribution after giving effect to the Initial Capital Contribution, as each of the numerator and denominator may be adjusted in the event of a recapitalization, split, dividend, or other reclassification affecting the Class C Units.

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          "Class C Units" means the Class C Units of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

          "Company" means THL-MF Investors, LLC, a Delaware limited liability company.

          "Company Minimum Gain" has the meaning set forth in Regulations
Section 1.704- 2(d).

          "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be calculated with reference to such beginning Gross Asset Value using any reasonable method selected by the Management Committee.

          "Distributable Assets" means, with respect to any fiscal period, all cash receipts (including from any operating, investing, and financing activities) and (if distribution thereof is determined to be necessary by a majority of the Management Committee) other assets of the Company from any and all sources, reduced by operating cash expenses, contributions of capital to subsidiaries of the Company and payments (if any) required to be made in connection with any loan to the Company and any reserve for contingencies or escrow required, in the good faith judgment of the Management Committee, in connection therewith.

          "Economic Interest" means a Member's or Assignee's share of the Company's net profits, net losses and distributions pursuant to this Agreement and the Act, but shall not include any right to participate in the management or affairs of the Company, including the right to vote in the election of Representatives, vote on, consent to or otherwise participate in any decision of the Members or Representatives, or any right to receive information concerning the business and affairs of the Company, in each case except as expressly otherwise provided in this Agreement or required by the Act.

          "First Performance Hurdle" means, that the Target Holders shall have received (i) on or prior to the first anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 150% of the aggregate Capital Contributions of Target Holders, (ii) on or prior to the second anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 175% of the aggregate Capital Contributions of Target Holders, (iii) on or prior to the third anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 200% of the aggregate Capital Contributions of Target Holders, (iv) on or prior to the fourth anniversary of the date of this Agreement,

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aggregate distributions with respect to Class A Units equal to 225% of the aggregate Capital Contributions of Target Holders, (v) on or prior to the fifth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 249% of the aggregate Capital Contributions of Target Holders or (vi) at any time after the fifth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to an amount that would produce a Target Holders' IRR equal to or in excess of 20%; it being understood that the terms contained in clauses (i) through (vi) of this definition shall remain constant and in effect throughout the periods indicated.

          "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

               (a) The initial Gross Asset Value of any asset contributed by a Unitholder to the Company shall be the gross fair market value of such asset on the date of the contribution, as determined by the contributing Unitholder and the Company.

               (b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Management Committee, as of the following times:

                    (i) the acquisition of an additional interest in the Company after the date hereof by a new or existing Unitholder in exchange for more than a de minimis Capital Contribution, if the Management Committee reasonably determines that such adjustment is necessary or appropriate to reflect the relative Economic Interests of the Unitholders in the Company;

                    (ii) the distribution by the Company to a Unitholder of more than a de minimis amount of Company property as consideration for an interest in the Company, if the Management Committee reasonably determines that such adjustment is necessary or appropriate to reflect the relative Economic Interests of the Unitholders in the Company;

                    (iii) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

                    (iv) the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity or by a new Member acting in a Member capacity or in anticipation of being a Member; and

                    (v) such other times as the Management Committee shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

               (c) The Gross Asset Value of any Company asset distributed to a Unitholder shall be the gross fair market value of such asset on the date of distribution, as reasonably determined by the Management Committee taking into account the following

                                                                               5

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     proviso; provided that, in the case of such assets which are securities, the fair market value thereof shall be reduced (a) if and to the extent that a block sale of all of such securities is reasonably likely, in the good faith judgment of a registered broker-dealer affiliated with a reputable, nationally recognized brokerage house, to depress the trading price of such securities, (b) if and to the extent appropriate, in the good faith judgment of the Management Committee, due to illiquidity of such securities and (c) for any sales or other commissions reasonably likely to be incurred or applied in a sale of such securities.

               (d) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the Management Committee determines that an adjustment pursuant to subparagraph (b) of this definition of Gross Asset Value is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

          "Holdings" means THL-Food Products Holding, Co., a Delaware corporation.

          "Initial Capital Contribution" has the meaning set forth in Section
4.1.

          "Management Committee" means the Management Committee established pursuant to Section 3.2.

          "Management Unit Subscription Agreements" has the meaning set forth in
Section 2.9.

          "Member" means each THL Holder and the Persons listed on Schedule A attached hereto and each other Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act. The Members shall constitute the "members" (as that term is defined in the Act) of the Company. Except as otherwise set forth herein or in the Act, the Members shall constitute a single class or group of members of the Company for all purposes of the Act and this Agreement.

          "Member Minimum Gain" means minimum gain attributable to Member Nonrecourse Debt determined in accordance with Regulations Section 1.704- 2(i).

          "Member Nonrecourse Debt" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

          "Member Nonrecourse Deduction" has the meaning set forth in Regulations Section 1.704- 2(i)(2).

          "Membership Interest" means, with respect to each Member, such Member's Economic Interest and rights as a Member.

          "Michael Foods" means Michael Foods, Inc., a Delaware corporation.

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          "Net Income" or "Net Loss" means for each fiscal year of the Company, an amount equal to the Company's taxable income or loss for such fiscal year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

               (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

               (b) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

               (c) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Gross Asset Value of the asset) or loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset for purposes of computing Net Income or Net Loss;

               (d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

               (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, Depreciation shall be taken into account for such fiscal year;

               (f) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unitholder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

               (g) Notwithstanding any other provision of this definition of Net Income or Net Loss, any items which are specially allocated pursuant to
     Section 4.3(c) hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Company income, gain, loss, or deduction available to be specially allocated pursuant to Section 4.3(c) hereof shall be determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

          "Nonrecourse Deductions" has the meaning set forth in Regulations
Section 1.704- 2(b).

          "Officer" means each Person designated as an officer of the Company pursuant to and in accordance with the provisions of Section 3.7, subject to any resolution of the Management Committee appointing such Person as an officer or relating to such appointment.

          "Original Agreement" has the meaning set forth in the preamble above.

          "Preferred Return" with respect to each holder of Class A Units and Class B Units means an amount, accrued on a daily basis commencing on the date hereof and, beginning January 1, 2004, compounded quarterly on April 1, July 1, October 1 and January 1 of each year, from the day on which such Unitholder makes a Capital Contribution through the date of distribution equal to 8% per annum of the excess, if any, of (i) such Unitholder's aggregate Capital Contribution plus the aggregate amount compounded pursuant to this definition through the end of the previous quarter on each day during such period over (ii) the aggregate amount of all distributions made on or prior to such day to such Unitholder. For purposes of computing the Preferred Return, each Capital Contribution shall be treated as having been made on the last day of the calendar month in which such Capital Contribution is received by the Company (except for the Initial Capital Contribution, which shall be deemed to have been made on the date hereof), and distributions shall be deemed to have been made on the last day of the month in which they are made.

          "Proceeding" has the meaning set forth in Section 3.11.

          "Regulations" means the Income Tax Regulations, including temporary Regulations, promulgated under the Code, as such Regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Regulatory Allocations" has the meaning set forth in Section 4.3(c) of this Agreement.

          "Representative" has the meaning set forth in Section 3.2(a) of this Agreement.

          "Sale of the Company" shall mean a "Sale of the Company" (as defined in the Securityholders Agreement) or a dissolution of the Company in accordance with this Agreement (other than transactions effected for the purpose of changing, directly or indirectly, the form of organization or the organizational structure of the Company and/or any of its subsidiaries).

          "Second Performance Hurdle" means that the Target Holders shall have received (i) on or prior to the first anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 200% of the aggregate Capital Contributions of Target Holders, (ii) on or prior to the second anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 225% of the aggregate Capital Contributions of Target Holders, (iii) on or prior to the third anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 250% of the aggregate Capital Contributions of Target Holders, (iv) on or prior to the fourth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 275% of the aggregate Capital Contributions of Target Holders, (v) on or prior to the fifth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 305% of the aggregate Capital Contributions of Target Holders or (vi) at any time after the fifth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to an amount that would produce a Target Holders' IRR equal to or in excess of 25%; it being understood that the terms contained in clauses (i) through (vi) of this definition shall remain constant and in effect throughout the periods indicated.

          "Securities" means any debt or equity securities of any issuer, including common and preferred stock and interests in limited liability companies (including warrants, rights, put and call options and other options relating thereto or any combination thereof), notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, other property or interests commonly regarded as securities, interests in real property, whether improved or unimproved, interests in oil and gas properties and mineral properties, short-term investments commonly regarded as money market investments, bank deposits and interests in personal property of all kinds, whether tangible or intangible.

          "Securityholders Agreement" means the Securityholders Agreement dated as of the date hereof among the Company and each Member, as it may be amended or supplemented from time to time.

          "Substitute Member" means any Person that has been admitted to the Company as a Member pursuant to Section 5.4 by virtue of such Person receiving all or a portion of a Membership Interest from a Member or its Assignee and not from the Company.

          "Successor in Interest" means any (i) trustee, custodian, receiver or other Person acting in any Bankruptcy or reorganization proceeding with respect to; (ii) assignee for the benefit of the creditors of; (iii) trustee or receiver, or current or former officer, director or partner, or other fiduciary acting for or with respect to the dissolution, liquidation or termination of; or
(iv) other executor, administrator, committee, legal representative or other successor or assign of, any Unitholder, whether by operation of law or otherwise.

          "Target Holders" means the holders of Class A Units.

          "Target Holders' IRR" shall mean the cumulative internal rate of return of the Target Holders (calculated as provided below), as of any date, where the internal rate of return for such Target Holders shall be the annually compounded rate of return which results in the following amount having a net present value equal to zero: (i) the aggregate amount of cash and Gross Asset Value of any assets distributed to such Target Holders pursuant to Sections 4.4 and 5.2 of this Agreement and from time to time on a cumulative basis through such date (provided that, in no circumstances shall any fees paid to such Target Holders or expenses reimbursed to such Target Holders from time to time under this Agreement or otherwise be included in this clause (i)), minus (ii) the aggregate amount of the Capital Contributions made by such Target Holders from time to time on a cumulative basis through such date. In determining the Target

Holders' IRR, the following shall apply: (a) any Capital Contributions under clause (ii) above shall be deemed to have been made on the last day of the month in which they are actually made (except for the Initial Capital Contribution (as such term is defined herein), which shall be deemed to have been made on the date hereof; (b) distributions under clause (i) above shall be deemed to have been made on the last day of the month in which they are actually made; (c) all distributions shall be based on the amount distributed prior to the application of any U.S. federal, state, local, or foreign income taxation to the Target Holders; and (d) the rates of return shall be per annum rates and all amounts shall be calculated on an annually compounded basis, and on the basis of a 365-day year.

          "Tax Matters Member" has the meaning set forth in Section 6.4(b).

          "Third Performance Hurdle" means that the Target Holders shall have received (i) on or prior to the first anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 300% of the aggregate Capital Contributions of Target Holders, (ii) on or prior to the second anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 325% of the aggregate Capital Contributions of Target Holders, (iii) on or prior to the third anniversary of the date of this Agreement, aggregate distributions (pursuant to this Agreement) with respect to Class A Units equal to 350% of the aggregate Capital Contributions of Target Holders, (iv) on or prior to the fourth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 375% of the aggregate Capital Contributions of Target Holders, (v) on or prior to the fifth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to 448% of the aggregate Capital Contributions of Target Holders or (vi) at any time after the fifth anniversary of the date of this Agreement, aggregate distributions with respect to Class A Units equal to an amount that would produce a Target Holders' IRR equal to or in excess of 35%; it being understood that the terms contained in clauses (i) through (vi) of this definition shall remain constant and in effect throughout the periods indicated.

          "Unitholder" means a Member or Assignee who holds an Economic Interest in Class A Units, Class B Units or Class C Units.

          "Unpaid Preferred Return" with respect to each holder of Class A Units and Class B Units means the excess, if any, of (i) such Unitholder's Preferred Return as of the date of any such determination over (ii) the aggregate amount of all distributions made to such Unitholder pursuant to or in accordance with
Section 4.4(a)(ii).

          "Unreturned Capital" with respect to each Unitholder means the excess, if any, of (i) such Unitholder's aggregate Capital Contributions over (ii) the aggregate amount of all distributions made to such Unitholder pursuant to or in accordance with Section 4.4(a)(i).

          SECTION 1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "person" or "Person" includes individuals, partnerships (whether general or limited), joint ventures, corporations, limited liability companies, trusts, estates, custodians, nominees, governments (or agencies or political subdivisions thereof) and other associations, entities or groups (as defined in the Securities Exchange Act of 1934, as amended). The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All terms herein that relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles from time to time in effect. All references to "Sections" and "Articles" shall refer to Sections and Articles of this Agreement unless otherwise specified. The words "hereof" and "herein" and similar terms shall relate to this Agreement.

                                   ARTICLE II.
                               GENERAL PROVISIONS
                               ------------------

          SECTION 2.1 Formation. The Company has been organized as a Delaware limited liability company by the execution and filing of a Certificate of Formation (the "Certificate") by THL, as an initial Member, under and pursuant to the Act. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

          SECTION 2.2 Name. The name of the Company is "MF Investors, LLC," and all Company business shall be conducted in that name or in such other names that comply with applicable law as the Management Committee may select from time to time.

          SECTION 2.3 Term. The term of the Company commenced on the date the Certificate was filed with the office of the Secretary of State of the State of Delaware and shall continue in existence perpetually until termination or dissolution in accordance with the provisions of Section 5.2.

          SECTION 2.4  Purpose; Powers.

               (a) General Powers. The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which limited liability companies may be organized under the Act. The Company may engage in any and all activities necessary, desirable or incidental to the accomplishment of the foregoing. Notwithstanding anything herein to the contrary, nothing set forth herein shall be construed as authorizing the Company to possess any purpose or power, or to do any act or thing, forbidden by law to a limited liability company organized under the laws of the State of Delaware.

               (b) Company Action. Subject to the provisions of this Agreement and except as prohibited by applicable law (i) the Company may, with the approval of the Management Committee, enter into and perform any and all documents, agreements and instruments contemplated thereby, all without any further act, vote or approval of any Member and (ii) the Management Committee may authorize any Person (including any Member or Officer) to enter into and perform any document on behalf of the Company.

               (c) Merger. Subject to the provisions of this Agreement, the Company may, with the approval of the Management Committee and without the need for any further act, vote or approval of any Member, merge with, or consolidate into, another limited liability company (organized under the laws of Delaware or any other state), a corporation (organized under the laws of Delaware or any other state) or other business entity (as defined in Section 18-209(a) of the Act), regardless of whether the Company is the survivor of such merger or consolidation; provided that, to the extent applicable in connection with any transaction described in this Section 2.4(c), each Unitholder shall be afforded any rights to which it is entitled to pursuant to Article IV of the Securityholders Agreement.

          SECTION 2.5 Foreign Qualification. Prior to the Company's conducting business in any jurisdiction other than Delaware, the Management Committee shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Officers, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction.

          SECTION 2.6 Registered Office; Registered Agent; Principal Office; Other Offices. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Management Committee may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Management Committee may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Management Committee may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain records at such place. The Company may have such other offices as the Management Committee may designate from time to time.

          SECTION 2.7 No State-Law Partnership. The Unitholders intend that the Company shall not be a partnership (including a limited partnership) or joint venture, and that no Unitholder, Representative or Officer shall be a partner or joint venturer of any other Unitholder, Representative or Officer by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.7, and this Agreement shall not be construed to the contrary. The Unitholders intend that the Company shall be treated as a partnership for federal and, if applicable, state or local income tax purposes, and each Unitholder and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

          SECTION 2.8 Amendment and Restatement. This Agreement amends, restates and supersedes in its entirety the Original Agreement.

          SECTION 2.9 Issuance of Additional Units. The Management Committee shall have the right to cause the Company to create and issue preferred units in connection with the exercise of the Company's rights and/or obligations to purchase Class A Units, Class B Units and Class C Units from certain Members each of whom is also a party to a Management Unit Subscription Agreement, dated as of the date hereof, by and between such Member and the Company (collectively, the "Management Unit Subscription Agreements"). Subject to the provisions of the Management Unit Subscription Agreement, the Management Committee shall determine the terms and conditions governing the issuance of any of such preferred units. In addition, the Management Committee shall have the right to issue Class B Units and Class C Units; provided that, the Management Committee shall not authorize the issuance of either Class B Units or Class C Units in excess of the number of such Class B Units and Class C Units, as the case may be, issued as of the date hereof (it being understood that any Class B Units or Class C Units repurchased by the Company shall no longer be considered "issued" for purposes hereof) unless (A) for so long as he serves as Chief Executive Officer of Michael Foods, Gregg A. Ostrander provides his written consent to such issuance or (B) if Gregg
A. Ostrander shall cease to be the Chief Executive Officer of Michael Foods, the holders of a majority of the outstanding Class B Units or Class C Units, as the case may be, approve such issuance. In addition, the holders of a majority of Class A Units shall have the right to cause the Company to create and issue additional units, provided that no such issuance shall adversely affect the relationship among the Class A Units, Class B Units and Class C Units as set forth herein.

                                  ARTICLE III.
                                   MANAGEMENT
                                   ----------

          SECTION 3.1 The Management Committee; Delegation of Authority and Duties.

               (a) Members and Management Committee. The Members shall possess all rights and powers as provided in the Act and otherwise by law. Except as otherwise expressly provided for herein, the Members hereby consent to the exercise by the Management Committee of all such powers and rights conferred on them by the Act with respect to the management and control of the Company. Notwithstanding the foregoing and except as explicitly set forth in this Agreement, if a vote, consent or approval of the Members is required by the Act or other applicable law with respect to any act to be taken by the Company or matter considered by the Management Committee, each Member agrees that it shall be deemed to have consented to or approved such act or voted on such matter in accordance with a vote of the Management Committee on such act or matter. No Member, in its capacity as a Member, shall have any power to act for, sign for or do any act that would bind the Company. The Members, acting through the Management Committee, shall devote such time and effort to the affairs of the Company as they may deem appropriate for the oversight of the management and affairs of the Company. Each Member acknowledges and agrees that no Member shall, in its capacity as a Member, be bound to devote all of such Member's business time to the affairs of the Company, and that each Member and such Member's Affiliates do and will continue to engage for such Member's own account and for the account of others in other business ventures.

               (b) Delegation by Management Committee. The Management Committee shall have the power and authority to delegate to one or more other Persons the Management Committee's rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of a Member, a Representative or the Company (including Officers), and to delegate by a management agreement or another agreement with, or otherwise to, other Persons. The Management Committee may authorize any Person (including, without limitation, any Member,

     Officer or Representative) to enter into and perform under any document on behalf of the Company.

               (c) Committees. The Management Committee may, from time to time, designate one or more committees, each of which shall be comprised of at least two Representatives. Any such committee, to the extent provided in the enabling resolution and until dissolved by the Management Committee, shall have and may exercise any or all of the authority of the Management Committee. At every meeting of any such committee, the presence of a majority of all the representatives thereof shall constitute a quorum, and the affirmative vote of a majority of the representatives present shall be necessary for the adoption of any resolution. The Management Committee may dissolve any committee at any time, unless otherwise provided in the Certificate or this Agreement.

          SECTION 3.2  Establishment of Management Committee.

               (a) Representatives. There shall be established a Management Committee composed of up to five (5) Persons all of whom shall be individuals ("Representatives") who shall be elected by a majority vote of the holders of Class A Units and Class B Units, voting together as a single class, and each such Member shall have one vote for each Class A Unit and/or Class B Unit held by such Member. Any Representative may be removed from the Management Committee at any time by the holders of a majority of the total voting power of the outstanding Class A Units and Class B Units. Each Representative shall remain in office until his or her death, resignation or removal, and in the event of death, resignation or removal of a Representative, the party or parties, as applicable, which designated such Representative shall fill the vacancy created.

               (b) Duties. The Representatives, in the performance of their duties, shall owe to the Company and the Members duties of loyalty and due care of the type owed by the directors of a corporation to such corporation and its stockholders under the laws of the State of Delaware.

               (c) Absence. A Representative may, in isolated instances arising from exigent circumstances, designate a Person to act as his or her substitute and in his or her place at any meeting of the Management Committee. Such Person shall have all power of the absent Representative, and references herein to a "Representative" at a meeting shall be deemed to include his or her substitute. Notwithstanding anything in this Agreement to the contrary, Representatives, in their capacities as such, shall not be deemed to be "members" or "managers" (as such terms are defined in the Act) of the Company; provided that, for the purpose of clarity and the avoidance of doubt, nothing contained in this sentence shall relieve or diminish any Representative's duties under Section 3.2(b) hereof.

               (d) No Individual Authority. No Representative has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditures or incur any obligations on behalf of the

     Company or authorize any of the foregoing, other than acts that are expressly authorized by the Management Committee.

               (e) Conflict. Each provision of this Section 3.2 is subject to the terms and provisions of the Securityholders Agreement, and to the extent any such provisions apply, they are then to be construed as being incorporated in this Agreement and made a part hereof.

          SECTION 3.3  Management Committee Meetings.

               (a) Quorum. A majority of the total number of Representatives shall constitute a quorum for the transaction of business of the Management Committee and, except as otherwise provided in this Agreement, the act of a majority of the Representatives present at a meeting of the Management Committee at which a quorum is present shall be the act of the Management Committee. A Representative who is present at a meeting of the Management Committee at which action on any matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Person acting as secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Representative who voted in favor of such action.

               (b) Place, Waiver of Notice. Meetings of the Management Committee may be held at such place or places as shall be determined from time to time by resolution of the Management Committee. At all meetings of the Management Committee, business shall be transacted in such order as shall from time to time be determined by resolution of the Management Committee. Attendance of a Representative at a meeting shall constitute a waiver of notice of such meeting, except where a Representative attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

               (c) Regular Meetings. Regular meetings of the Management Committee shall be held at such times and places as shall be designated from time to time by resolution of the Management Committee. Notice of such meetings shall not be required.

               (d) Special Meetings. Special meetings of the Management Committee may be called on at least 24 hours notice to each Representative by the chairman or any two Representatives. Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by law or provided for in this Agreement.

               (e) Notice. Notice of any special meeting of the Management Committee or other committee may be given personally, by mail, facsimile, courier or other means and, if other than personally, shall be deemed given when written notice is delivered to the office of the Representative at the address of the Representative in the books and records of the Company.

          SECTION 3.4 Chairman. The Management Committee shall designate a Representative to serve as chairman. The chairman shall preside at all meetings of the Management Committee. If the chairman is absent at any meeting of the Management Committee, a majority of the Representatives present shall designate another Representative to serve as interim chairman for that meeting. The chairman shall have no authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure or incur any obligations on behalf of the Company or authorize any of the foregoing. The chairman shall initially be Gregg A. Ostrander and shall continue to be Mr. Ostrander during the period during which he is the Chief Executive Officer of Michael Foods.

          SECTION 3.5 Approval or Ratification of Acts or Contracts. Any act or contract that shall be approved or be ratified by the Management Committee shall be as valid and as binding upon the Company and upon all the Members (in their capacity as Members) as if it shall have been approved or ratified by every Member of the Company; provided, however, the Management Committee shall not permit the Company or its subsidiaries to engage in any act or enter into any contract or other arrangement involving the payment by the Company or its subsidiaries of any fees or compensation to THL or its Affiliates (excluding from this proviso any fees or compensation payable pursuant to that certain Management Agreement, dated as of the date hereof, by and among Michael Foods and THL Managers V, LLC) unless a majority of the Representatives (excluding the THL Directors (as such term is defined in the Securityholders Agreement), provide written consent to such action, contract or other arrangement.

          SECTION 3.6 Action by Written Consent or Telephone Conference. Any action permitted or required by the Act, the Certificate or this Agreement to be taken at a meeting of the Management Committee or any committee designated by the Management Committee may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by a majority of the Representatives or representatives of such other committee, as the case may be. Such consent shall have the same force and effect as a vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of the State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of the Management Committee or any such other committee, as the case may be. Subject to the requirements of this Agreement for notice of meetings, the Representatives, or representatives of any other committee designated by the Management Committee, may participate in and hold a meeting of the Management Committee or any such other committee, as the case may be, by means of a conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          SECTION 3.7  Officers.

               (a) Designation and Appointment. The Management Committee may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company's business (subject to the supervision and control of the Management Committee), including employees, agents and other Persons (any of whom may be a Member or Representative) who may be designated as Officers of the

     Company, with titles including "chief executive officer," "chairman," "president," "vice president," "treasurer," "secretary," "general manager," "director" and "chief financial officer," as and to the extent authorized by the Management Committee. Any number of offices may be held by the same Person. In its discretion, the Management Committee may choose not to fill any office for any period as it may deem advisable. Officers need not be residents of the State of Delaware or Members. Any Officers so designated shall have such authority and perform such duties as the Management Committee may, from time to time, delegate to them. The Management Committee may assign titles to particular Officers. Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Management Committee.

               (b) Resignation/Removal. Any Officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Management Committee. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. Subject to clauses (d), (e) and (f) of this Section 3.7, any Officer may be removed as such, either with or without cause at any time by the Management Committee. Designation of an Officer shall not of itself create any contractual or employment rights.

               (c) Duties of Officers Generally. The Officers, in the performance of their duties as such, shall owe to the Company duties of loyalty and due care of the type owed by the officers of a corporation to such corporation and its stockholders under the laws of the State of Delaware.

               (d) Chief Executive Officer. Subject to the powers of the Management Committee, the chief executive officer of the Company shall be in general and active charge of the entire business and affairs of the Company, and shall be its chief policy making officer. The chief executive officer shall initially be Gregg A. Ostrander and shall continue to be Mr. Ostrander during the period during which he is the Chief Executive Officer of Michael Foods.

               (e) President. The president shall, subject to the powers of the Management Committee and chief executive officer, have general and active management of the business of the Company; and shall see that all orders and resolutions of the Management Committee are carried into effect. The president shall have such other powers and perform such other duties as may be prescribed by the chief executive officer or the Management Committee. The president shall initially be Gregg A. Ostrander and shall continue to be Mr. Ostrander during the period during which he is the Chief Executive Officer of Michael Foods.

               (f) Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses and capital. The chief financial officer shall have the custody of the funds and securities of the Company, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company, and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Management Committee. The chief financial officer shall have such other powers and perform such other duties as may from time to time be prescribed by the chief executive officer or the Management Committee. The chief financial officer shall initially be John D. Reedy and shall continue to be Mr. Reedy during the period during which he is the Chief Financial Officer of Michael Foods.

               (g) Vice President(s). The vice president(s) shall perform such duties and have such other powers as the chief executive officer or the Management Committee may from time to time prescribe.

               (h)     Secretary.

                       (i) The secretary shall attend all meetings of the Management Committee, and shall record all the proceedings of the meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees of the Management Committee when required. The secretary shall initially be Mark D. Witmer.

                       (ii)  The secretary shall keep all documents described in
          Article VI and such other documents as may be required under the Act. The secretary shall perform such other duties and have such other authority as may be prescribed elsewhere in this Agreement or from time to time by the chief executive officer or the Management Committee. The secretary shall have the general duties, powers and responsibilities of a secretary of a corporation.

                       (iii) If the Management Committee chooses to appoint an assistant secretary or assistant secretaries, the assistant secretaries, in the order of their seniority, in the absence, disability or inability to act of the secretary, shall perform the duties and exercise the powers of the secretary, and shall perform such other duties as the chief executive officer or the Management Committee may from time to time prescribe.

          SECTION 3.8  Management Matters.

               (a) Transfer of Property. All property owned by the Company shall be registered in the Company's name, in the name of a nominee or in "street name" as the Management Committee may from time to time determine. Any corporation, brokerage firm or transfer agent called upon to transfer any Securities to or from the name of the Company shall be entitled to rely on instructions or assignments signed or purported to be signed by any Officer or Representative without inquiry as to the authority of the Person signing or purporting to sign such instructions or assignments or as to the validity of any transfer to or from the name of the Company. At the time of any such transfer, any such corporation, brokerage firm or transfer agent shall be entitled to assume that (i) the Company is then in existence and (ii) that this Agreement is in full force and effect and has not been amended, in each case unless such corporation, brokerage firm or transfer agent shall have received written notice to the contrary.

               (b) Existence and Good Standing. The Management Committee may take all action which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations. The Management Committee may file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware, and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of limited liability companies and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members and the amounts of their respective capital contributions.

               (c) Investment Company Act. The Management Committee shall use its best efforts to assure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act of 1940, as amended.

               (d) No UBTI;ECI. The Company shall not, directly or through any pass-through entity in which it holds an interest, engage in any transaction or activity that shall cause its Unitholders, or any of such Unitholder's limited partners, which, in the case of clause (i), are exempt from income taxation under Section 501(a) of the Code, or, in the case of clause (ii), are non-U.S. persons, to recognize (i) unrelated business taxable income, as defined in Section 512 and Section 514 of the Code, that is taxable to such Persons under Section 511 of the Code or (ii) income that is or is deemed to be "effectively connected" with a U.S. trade or business, as defined in Section 864(b) of the Code or income received directly or indirectly from a commercial activity within the meaning of
     Section 892(a)(2) of the Code.

          SECTION 3.9 Securities in Holdings. The Company shall vote all of the securities it holds in Holdings as directed by the Management Committee.

          SECTION 3.10 Liability of Unitholders.

               (a) No Personal Liability. Except as otherwise required by applicable law and as expressly set forth in this Agreement, no Unitholder shall have any personal liability whatsoever in such Person's capacity as a Unitholder, whether to the Company, to any of the other Unitholders, to the creditors of the Company or to any other third party, for the debts, liabilities, commitments or any other obligations of the Company or for any losses of the Company. Each Unitholder shall be liable only to make such Unitholder's Initial Capital Contribution to the Company, if applicable, and the other payments provided expressly herein.

               (b) Return of Distributions. In accordance with the Act and the laws of the State of Delaware, a member of a limited liability company may, under certain circumstances, be required to return amounts previously distributed to such member. It is the intent of the Members that no distribution to any Member pursuant to Article V hereof shall be deemed a return of money or other property paid or distributed in violation of the Act. The payment of any such money or distribution of any such property to a Member shall be deemed to be a compromise within the meaning of the Act, and the Member receiving any such money or property shall not be required to return to any Person any such money or property. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any Representative or other Member.

          SECTION 3.11 Indemnification by the Company. Subject to the limitations and conditions provided in this Section 3.11, each Person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or arbitrative (hereinafter a "Proceeding"), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he, she, or it, or a Person of which he, she or it is the legal representative, is or was a Unitholder, Officer or Representative shall be indemnified by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) against all judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including reasonable attorneys' fees and expenses) actually incurred by such Person in connection with such Proceeding, appeal, inquiry or investigation if such Person acted in Good Faith, and indemnification under this Section 3.11 shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Section 3.11 shall be deemed contract rights, and no amendment, modification or repeal of this Section
3.11 shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings, appeals, inquiries or investigations arising prior to any amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Section 3.11 could involve indemnification for negligence or under theories of strict liability. "Good Faith" shall mean a Person having acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal proceeding, having had no reasonable cause to believe such Person's conduct was unlawful.

                                   ARTICLE IV.
                CAPITAL CONTRIBUTIONS; ALLOCATIONS; DISTRIBUTIONS
                -------------------------------------------------

          SECTION 4.1 Capital Contributions. The Members listed on Schedule A hereto have made initial Capital Contributions to the Company in the amounts and of the type set forth in Exhibit I hereto (with respect to each Member, an "Initial Capital Contribution").

          SECTION 4.2  Capital Accounts.

               (a) Creation. There shall be established for each Unitholder on the books of the Company a Capital Account which shall be increased or decreased in the manner set forth in this Agreement.

               (b) Negative Balance. A Unitholder shall not have any obligation to the Company or to any other Unitholder to restore any negative balance in the Capital Account of such Unitholder.

          SECTION 4.3  Allocations of Net Income and Net Loss.

               (a) Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Company shall be determined and allocated with respect to each fiscal year of the Company as of the end of each such year or as circumstances otherwise require or allow. Subject to the other provisions of this Section 4.3, an allocation to a Unitholder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

               (b)     General Allocations.

                       (i) Net Income and Net Loss. After giving effect to the special allocations provided in Sections 4.3(c) all Net Income and Net Loss of the Company for a fiscal year shall be allocated to the Unitholders as follows:

                            (A) first, Net Income will be allocated to the
               Unitholders having deficit balances in their Capital Accounts (computed after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years (other than the items comprising the Net Income or Net Loss of the Company being allocated to the Unitholders for the current fiscal year), after adding back each Unitholder's share of Company Minimum Gain and Member Minimum Gain as provided in Regulations Sections 1.704-2(g) and 1.704-2(i)(5)), to the extent of, and in proportion to, those deficits, unless satisfied by allocations under Section 4.3(c) hereof; and

                            (B) second, Net Income and Net Loss not allocated
               under Section 4.3(b)(i)(A) will be allocated so as to cause the credit balance in each Unitholder's Capital Account (computed in the same manner as provided parenthetically in Section 4.3(b)(i)
               (A) hereof) to
               equal, as nearly as possible, the amount such Unitholder would receive if the Company sold all of its assets for the Gross Asset Value of each such asset and distributed the proceeds thereof (after satisfaction of any liabilities of the Company) in accordance with the provisions of Section 4.4 hereof.

               (c) Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Section 4.3:

                       (i)

                            (A) If there is a net decrease in Company Minimum
               Gain or Member Minimum Gain during any fiscal year, the Unitholders shall be allocated items of Company income and gain for such fiscal year (and, if necessary, for subsequent fiscal years) in accordance with Regulations Section 1.704-2(f) or 1.704-2(i)(4), as applicable. It is intended that this Section 4.3(c)(i)(A) qualify and be construed as a "minimum gain chargeback" and a "chargeback of partner nonrecourse debt minimum gain" within the meaning of such Regulations, which shall be controlling in the event of a conflict between such Regulations and this Section 4.3(c)(i)(A).

                            (B) Any Nonrecourse Deductions for any fiscal year
               shall be specially allocated to the holders of Class A Units in accordance with the number of Class A Units held by each such Unitholder. Any Member Nonrecourse Deductions for any fiscal year shall be specially allocated to the Unitholder(s) who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704- 2(i).

                            (C) If any Unitholder unexpectedly receives an
               adjustment, allocation or distribution described in Regulations
               Section 1.704- 1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be allocated, in accordance with Regulations Section 1.704- 1(b)(2)(ii) (d), to the Unitholder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of the Unitholder as quickly as possible. It is intended that this Section 4.3(c)(i)(C) qualify and be construed as a "qualified income offset" within the meaning of Regulations 1.704- 1(b)(2)(ii)(d), which shall be controlling in the event of a conflict between such Regulations and this Section 4.3(c)(i)(C).

                            (D) The allocations set forth in Sections 4.3(c)(i)
               (A), (B) and (C) (the "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of

               Section 4.3(b), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Unitholders so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Unitholder shall be equal to the net amount that would have been allocated to each such Unitholder if the Regulatory Allocations had not occurred.

                       (ii) For any fiscal year during which a Unitholder's interest in the Company is assigned by such Unitholder, the portion of the Net Income and Net Loss of the Company that is allocable in respect of such Unitholder's interest shall be apportioned between the assignor and the assignee of such Unitholder's interest using any permissible method under Code Section 706 and the Regulations thereunder, as determined by the Management Committee.

                       (iii) In the event that any amount claimed by the Company to constitute a deductible expense in any fiscal year is treated for federal income tax purposes as a distribution made to a Unitholder in its capacity as a partner of the Company and not a payment to a Unitholder not acting in its capacity as a partner under Code Section 707(a), then the Unitholder who is deemed to have received such distribution shall first be allocated an amount of Company gross income equal to such payment, its Capital Account shall be reduced to reflect the distribution, and for purposes of Section 4.3, Net Income and Net Loss shall be determined after making the allocation required by this Section 4.3(c)(iii).

                       (iv) In the event that any amount claimed by the Company to constitute a distribution made to a Unitholder in its capacity as a partner of the Company is treated for federal income tax purposes as a deductible expense of the Company for a payment to a Unitholder not acting in its capacity as a partner of the Company, then the Unitholder who is deemed to have received such payment shall first be allocated the Company expense item attributable to such payment, its Capital Account shall be reduced to reflect the allocation, and for purposes of Section 4.3, Net Income and Net Loss shall be determined after making the allocation required by this Section 4.3(c)(iv).

               (d) Required Tax Allocations. All items of income, gain, loss, deduction and credit for federal income tax purposes shall be allocated to each Unitholder in the same manner as the Net Income or Net Loss (and each item of income, gain, loss and deduction related thereto) that is allocated to such Unitholder pursuant to Section 4.3(a), (b) and
     (c) to which such tax items relate. Notwithstanding the foregoing provisions of this Section 4.3, income, gain, loss, deduction, and credits with respect to property contributed to the Company by a Unitholder shall be allocated among the Unitholders for federal and state income tax purposes pursuant to Regulations promulgated under Section 704(c) of the Code, so as to take account of the variation, if any, between the adjusted basis for federal income tax purposes of the property to the Company and its initial Gross Asset Value at the time of contribution. In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph
     (b), (c), or (d) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, deduction, and credits with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations consistent with the requirements of Treasury Regulation Section 1.704-1(b)(2)(iv)(g). Allocations pursuant to this Section 4.3(d) are solely for purposes of federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Unitholder's Capital Account or share of Net Income, Net Loss, other tax items or distributions pursuant to any provision of this Agreement.

               (e) Unitholders' Tax Reporting. The Unitholders acknowledge and are aware of the income tax consequences of the allocations made by this Section 4.3 and, except as may otherwise be required by applicable law or regulatory requirements, hereby agree to be bound by the provisions of
     Section 4.3 in reporting their shares of Company income, gain, loss, deductions, and credits for federal, state and local income tax purposes.

               (f) Withholding. Each Unitholder hereby authorizes the Company to withhold and to pay over any taxes payable by the Company or any of its Affiliates as a result of the participation by such Unitholder (or any Assignee of, or Successor in Interest to, such Unitholder) in the Company; provided that, prior to withholding any amount in respect of Minnesota income taxes from any Unitholder, the Company shall provide such Unitholder a reasonable opportunity to provide the Company an exemption certificate, or its equivalent, to exonerate the Company from any obligation to withhold such tax. If and to the extent that the Company shall be required to withhold any taxes, such Unitholder shall be deemed for all purposes of this Agreement to have received a payment from the Company as of the time such withholding is required to be paid, which payment shall be deemed to be a distribution to such Unitholder under
     Section 4.4(a) or Section 5.2 to the extent that the Unitholder is entitled to receive a distribution and shall be taken into account in determining the amount of future distributions to such Unitholder. To the extent that the aggregate of such payments to a Unitholder for any period exceeds the distributions to which such Unitholder is entitled for such period, the amount of such excess shall be considered a demand loan from the Company to such Unitholder, with interest at an interest rate of 9% compounded annually, which interest shall be treated as an item of Company income until discharged by such Unitholder by repayment, which may be made in the sole discretion of the Management Committee out of distributions to which such Unitholder would otherwise be subsequently entitled. The withholdings referred to in this Section 4.3 shall be made at the maximum applicable statutory rate under applicable tax law unless the Management Committee receives documentation, satisfactory to the Management Committee, to the effect that a lower rate is applicable, or that no withholding is applicable.

          SECTION 4.4  Distributions.

               (a) Priority. Distributable Assets will be distributed (or set aside for the benefit of the applicable Unitholder in the discretion of the Management Committee) as soon as reasonably practicable after such Distributable Assets become available to the Company, subject to Sections 4.4(b) and (c) as follows:

                       (i) First, 100% of the Distributable Assets shall be distributed to the Unitholders pro rata in accordance with each such Unitholder's Unreturned Capital until each such Unitholder's Unreturned Capital has been reduced to zero;

                       (ii) Second, after the required distributions pursuant to subparagraph (i) above, 100% of the Distributable Assets shall be distributed to the holders of Class A Units and Class B Units, pro rata in accordance with the aggregate amount of such Unitholders' Unpaid Preferred Return until each such Unitholder's Unpaid Preferred Return has been reduced to zero;

                       (iii) Third, after the required distributions pursuant to subparagraph (ii) above, until the First Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed as follows:

                            (A) 92.5% to the holders of Class A Units and Class
               B Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder; and

                            (B) (1) a percentage, equal to the product of (x)
               7.5% multiplied by (y) the Class C Fraction, to the holders of Class C Units, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (2) a percentage, if any, equal to the product of (x) 7.5% multiplied by (y) one minus the Class C Fraction, to the holders of Class A and Class B Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder;

                       (iv) Fourth, after the required distributions pursuant to subparagraph (iii) above and after the First Performance Hurdle has been met, 100% of the Distributable Assets shall be distributed to the holders of Class C Units, pro rata in accordance with the number of Class C Units held by each such Unitholder, until the cumulative amount of distributions made to holders of Class C Units pursuant to this Section 4.4(a)(iv) and Section 4.4(a)(iii)(B)(1) above is equal to (1) the product of (x) 12.5% multiplied by (y) the Class C Fraction, multiplied by (2) the cumulative distributions made to all Unitholders pursuant to this Section 4.4(a)(iv) and Section 4.4(a)(iii) above;

                       (v) Fifth, after the required distributions pursuant to subparagraph (iv) above, until the Second Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed as follows:

                            (A) 87.5% to the holders of Class A Units and Class
               B Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder; and

                            (B) (1) a percentage, equal to the product of (x)
               12.5% multiplied by (y) the Class C Fraction, to the holders of Class C Units, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (2) a percentage, if any, equal to the product of (x) 12.5% multiplied by (y) one minus the Class C Fraction, to the holders of Class A and Class B Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder;

                       (vi) Sixth, after the required distributions pursuant to subparagraph (v) above, until the Third Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed as follows:

                            (A) 75% to the holders of Class A Units and Class B
               Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder; and

                            (B) (1) a percentage, equal to the product of (x)
               25% multiplied by (y) the Class C Fraction, to the holders of Class C Units, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (2) a percentage, if any, equal to the product of (x) 25% multiplied by (y) one minus the Class C Fraction, to the holders of Class A and Class B Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder; and

                       (vii) Seventh, after the required distributions pursuant to subparagraph (vi) above and after the Third Performance Hurdle has been met, 100% of the Distributable Assets shall be distributed as follows:

                            (A) 67.5% to the holders of Class A Units and Class
               B Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder; and

                            (B) (1) a percentage, equal to the product of (x)
               32.5% multiplied by (y) the Class C Fraction to the holders of Class C Units, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (2) a percentage, if any, equal to the product of (x) 32.5% multiplied by (y) one minus the Class C Fraction, to the holders of Class A Units and Class B Units, pro rata in accordance with the number of Class A Units and Class B Units held by each such Unitholder;

          provided that, if the Distributable Assets being distributed consist of more than one kind of asset, all Distributable Assets consisting of cash must be distributed before any other kind of asset is distributed.

               (b) Successors. For purposes of determining the amount of distributions under this Section 4.4, each Unitholder shall be treated as having received amounts received by its predecessors in respect of any of such Unitholder's Units.

               (c) Tax Distributions. Subject to the Act and to any restrictions contained in any agreement to which the Company is bound, no later than the tenth day of each March, June, September and December, the Company shall, to the extent of available cash, make a tax distribution to each Unitholder in an amount equal to the excess of (i) the product of (A) the cumulative taxable income (including any guaranteed payments for services that are not actually received by such Unitholder in cash) attributable to the Unitholder's investment as reported on the Unitholder's Schedule K-1 allocated by the Company to the Unitholder, in excess of the cumulative taxable loss attributable to the Unitholder's investment as reported on the Unitholder's Schedule K-1 allocated by the Company to the Unitholder and (B) the combined maximum federal, state and local marginal income tax rate (taking into account the deductibility of state and local taxes and adjusted appropriately to take into account the varying rates applicable to capital gains, qualified dividend income and ordinary income) applicable to individual residents of New York, New York, over (ii) all prior distributions pursuant to this
     Section 4.4. All distributions made to a Unitholder pursuant to this
     Section 4.4(c) on account of the taxable income allocated to such Unitholder shall be treated as advance distributions under Section 4.4(a) or Section 5.2 and shall be taken into account in determining the amount of future distributions to such Unitholder. For purposes of determining the amount of distributions to be made to the Unitholders pursuant to Section 4.4(a) or Section 5.2, distributions made pursuant to this Section 4.4(c) shall be deemed made at such time as they offset distributions being made pursuant to Section 4.4(a) or Section 5.2.

          SECTION 4.5 Security Interest and Right of Set-Off. As security for any withholding tax or other liability or obligation to which the Company may be subject as a result of any act or status of any Unitholder, or to which the Company may become subject with respect to the interest of any Unitholder, the Company shall have (and each Unitholder hereby grants to the Company) a security interest in all Distributable Assets distributable to such Unitholder to the extent of the amount of such withholding tax or other liability or obligation. The Company shall have a right of setoff against such distributions of Distributable Assets in the amount of such withholding tax or other liability or obligation, subject to the proviso in the first sentence of Section 4.3(f). The Company may withhold distributions or portions thereof if it is required to do so by the Code or any other provision of federal, state or local tax or other law. Any amount withheld pursuant to the Code or any other provision of federal, state or local tax or other law with respect to any distribution to a Unitholder shall be treated as an amount distributed to such Unitholder for all purposes under this Agreement.

                                   ARTICLE V.
           WITHDRAWAL; DISSOLUTION; TRANSFER OF MEMBERSHIP INTERESTS;
           ----------------------------------------------------------
                            ADMISSION OF NEW MEMBERS
                            ------------------------

          SECTION 5.1 Unitholder Withdrawal. No Unitholder shall have the power or right to withdraw or otherwise resign or be expelled from the Company prior to the dissolution and winding up of the Company except pursuant to a transfer permitted under this Agreement of all of such Unitholder's Units to an Assignee, a Member or the Company. Notwithstanding anything to the contrary contained in the Act, in no event shall any Unitholder be deemed to have withdrawn from the Company or cease to be a Unitholder upon the occurrence of any of the events specified in this Agreement, or any events similar thereto, unless the Unitholder, after the occurrence of any such event, indicates in a written instrument that the Unitholder has so withdrawn.

          SECTION 5.2  Dissolution.

               (a) Events. The Company shall be dissolved and its affairs shall be wound up on the first to occur of the following:

                       (i)   the unanimous vote of the Management Committee;

                       (ii) (a) the written consent of the Members holding a majority of the outstanding Class A Units, and (b) the written consent of the Members holding a majority of the outstanding Class B Units;

                       (iii) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act;

                       (iv) upon consummation of a Sale of the Company (as defined in the Securityholders Agreement), upon consummation of a Public Offering (as defined in the Securityholders Agreement) or upon consummation of a merger or consolidation pursuant to which the Company is not the surviving entity, each with the consent of a majority of the Management Committee; and

                       (v) upon the liquidation, dissolution or winding up of the Company or Holdings.

Except as provided in this Agreement, the death, retirement, resignation, expulsion, incapacity, bankruptcy or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the Company, shall not cause a dissolution of the Company, and the Company shall continue in existence subject to the terms and conditions of this Agreement.

               (b) Actions Upon Dissolution. When the Company is dissolved, the business and property of the Company shall be wound up and liquidated by the Management Committee or, in the event of the unavailability of the Management Committee, such Member or other liquidating trustee as shall be named by the Management Committee.

               (c) Priority. Within 120 calendar days after the effective date of dissolution of the Company, whether by expiration of its full term or otherwise, the assets of the Company shall be distributed in the following manner and order:

                       (i) All debts and obligations of the Company, if any, shall first be paid, discharged or provided for by adequate reserves; and

                       (ii) The balance shall be distributed to the Unitholders in accordance with Section 4.4.

               (d) Cancellation of Certificate. On completion of the distribution of Company assets as provided herein, the Company is terminated, and shall file a certificate of cancellation with the Secretary of State of the State of Delaware, cancel any other filings made and take such other actions as may be necessary to terminate the Company.

          SECTION 5.3 Transfer by Unitholders. Subject to the Securityholders Agreement and this Agreement, a Unitholder may transfer or assign all or part of its interest as a Unitholder in the Company to any Person that agrees in writing to assume the responsibility of a Unitholder. Any Member who shall assign any Units in the Company shall cease to be a Member of the Company with respect to such Units and shall no longer have any rights or privileges of a Member with respect to such Units. Any Member or Assignee who acquires in any manner whatsoever any Units, irrespective of whether such Person has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefits of the acquisition thereof to have agreed to be subject to and bound by all of the terms and conditions of this Agreement that any predecessor in such Units or other interest in the Company was subject to or by which such predecessor was bound. No Member shall cease to be a Member upon the collateral assignment of, or the pledging or granting of a security interest in, its entire interest in the Company.

          SECTION 5.4  Admission or Substitution of New Members.

               (a) Admission. The Management Committee shall have the right, subject to Section 5.3, to admit as a Substitute Member or an Additional Member, any Person who acquires an interest in the Company, or any part thereof, from a Member or from the Company; provided that, the Management Committee shall admit as a Substitute Member, subject to Section 5.4(b), any transferee who acquires an interest in the Company pursuant to an Exempt Transfer (as such term is defined in the Securityholders Agreement). Concurrently with the admission of a Substitute Member or an Additional Member, the Management Committee shall forthwith cause any necessary papers to be filed and recorded and notice to be given wherever and to the extent required showing the substitution of a transferee as a Substitute Member in place of the transferring Member, or the admission of an Additional Member, all at the expense, including payment of any professional and filing fees incurred, of the Substitute Member or the Additional Member.

               (b) Conditions. The admission of any Person as a Substitute or Additional Member shall be conditioned upon (i) such Person's written acceptance and adoption of all the terms and provisions of this Agreement, either by (X) execution and delivery of a counterpart signature page to this Agreement countersigned by a Representative on behalf of the Company or (Y) any other writing evidencing the intent of such Person to become a Substitute Member or Additional Member and such writing is accepted by the Management Committee on behalf of the Company and (ii) (at the request of the Management Committee) such Person's execution and delivery of a counterpart to the Securityholders Agreement.

          SECTION 5.5 Compliance with Law. Notwithstanding any provision hereof to the contrary, no sale or other disposition of an interest in the Company may be made except in compliance with all federal, state and other applicable laws, including federal and state securities laws. Nothing in this Section 5.5 shall be construed to limit or otherwise affect any of the provisions of the Securityholders Agreement or the Management Unit Subscription Agreements, and to the extent any such provisions apply, they are then to be construed as being incorporated in this Agreement and made a part hereof.

                                   ARTICLE VI.
                         REPORTS TO MEMBERS; TAX MATTERS
                         -------------------------------

          SECTION 6.1 Books of Account. Appropriate books of account shall be kept by the Management Committee, in accordance with generally accepted accounting principles, at the principal place of business of the Company, and each Member shall have access to all books, records and accounts of the Company and the right to make copies thereof for any purpose reasonably related to the Member's interest as a member of the Company, in each case, under such conditions and restrictions as the Management Committee may reasonably prescribe.

          SECTION 6.2  Reports.

               (a) Financial Statements. As promptly as practicable after the close of each fiscal year of the Company, the Management Committee shall cause an examination of the financial statements of the Company as of the end of each such fiscal year to be made in accordance with generally accepted auditing standards as in effect on the date thereof, by a firm of certified public accountants selected by the Management Committee. Within 60 days after the close of each fiscal year, a copy of the financial statements of the Company, including the report of such certified public accountants, shall be furnished to each Unitholder and shall include, as of the end of such fiscal year:

                       (i) a statement prepared by the Company setting forth the balance of each Unitholder's Capital Account and the amount of that Unitholder's allocable share of the Company's items of Net Income or Net Loss and deduction, capital gain and loss or credit for such year for each of its Economic Interests; and

                       (ii) a balance sheet, a statement of income and expense and a statement of changes in cash flows of the Company for that fiscal year.

     In addition, the Unitholders shall be supplied with all other Company information necessary to enable each Unitholder to prepare its federal, state, and local income tax returns, which information shall include a Schedule K-1.

               (b) Determinations. All determinations, valuations and other matters of judgment required to be made for accounting purposes under this Agreement shall be made by the Management Committee and shall be conclusive and binding on all Unitholders, their Successors in Interest and any other Person, and to the fullest extent permitted by law, no such Person shall have the right to an accounting or an appraisal of the assets of the Company or any successor thereto; provided, however, that with respect to determinations or valuations related to any determination of which performance hurdle applies with respect to any Company assets distributed in kind, if the holders of a majority of the Class B Units disagree in good faith with the Management Committee's determination, then such holders through a single representative shall promptly notify the Company in writing of such disagreement, in which event an independent appraiser, accountant or investment banking firm (the "Arbiter") selected by mutual agreement of such holders and the Management Committee shall make a determination of the Gross Asset Value of the Company assets distributed in kind or other disputed item thereof solely by (i) reviewing a single written presentation timely made by each of the Company and the representative of such holders setting forth their respective resolutions of the dispute and the bases therefor and (ii) accepting either such holders' or the Company's proposed resolution of the dispute. Promptly following the Company's receipt of such holders' written notice of disagreement, the Company shall make available to such holders all data (including reports of employees and outside advisors) relied upon by the Management Committee in making its determination. Such holders' and the Company's written presentations must be submitted to the Arbiter within 30 days of the Arbiter's engagement. The Arbiter shall notify the representative of such holders and the Company of its decision within 40 days of its engagement. The party whose proposed resolution is not accepted shall pay all of the Arbiter's fees and expenses, which in the case of the holders shall be limited only to those holders challenging the Management Committee determination. If such holders' proposed resolution is accepted, the Company also shall pay all of such holders' reasonable out-of-pocket fees and expenses (including reasonable fees and expenses of counsel and one appraiser, accountant or investment banking firm) incurred in connection with the arbitration. Each of the Company and such holders agrees to execute, if requested by the Arbiter, a reasonable engagement letter with the Arbiter.

          SECTION 6.3 Fiscal Year. The fiscal year of the Company shall end on December 31/st/ of each calendar year unless otherwise determined by the Management Committee in accordance with Section 706 of the Code.

          SECTION 6.4  Certain Tax Matters.

               (a) Preparation of Returns. The Management Committee shall cause to be prepared all federal, state and local tax returns of the Company for each year for which such returns are required to be filed and shall cause such returns to be timely filed. The Management Committee shall determine the appropriate treatment of each item of income, gain, loss, deduction and credit of the Company and the accounting methods and conventions under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of any such item or any other method or procedure related to the preparation of such tax returns. The Management Committee may cause the Company to make or refrain from making any and all elections permitted by such tax laws. Each Unitholder agrees that it shall not, except as otherwise required by applicable law or regulatory requirements, (i) treat, on its individual income tax returns, any item of income, gain, loss, deduction or credit relating to its interest in the Company in a manner inconsistent with the treatment of such item by the Company as reflected on the Form K-1 or other information statement furnished by the Company to such Unitholder for use in preparing its income tax returns or (ii) file any claim for refund relating to any such item based on, or which would result in, such inconsistent treatment. In respect of an income tax audit of any tax return of the Company, the filing of any amended return or claim for refund in connection with any item of income, gain, loss, deduction or credit reflected on any tax return of the Company, or any administrative or judicial proceedings arising out of or in connection with any such audit, amended return, claim for refund or denial of such claim, (A) the Tax Matters Member (as defined below) shall be authorized to act for, and its decision shall be final and binding upon, the Company and all Unitholders except to the extent a Unitholder shall properly elect to be excluded from such proceeding pursuant to the Code, (B) all expenses incurred by the Tax Matters Member in connection therewith (including attorneys', accountants' and other experts' fees and disbursements) shall be expenses of, and payable by, the Company, (C) no Unitholder shall have the right to (1) participate in the audit of any Company tax return, (2) file any amended return or claim for refund in connection with any item of income, gain, loss, deduction or credit (other than items which are not partnership items within the meaning of Section 6231(a)(4) of the Code or which cease to be partnership items under Section 6231(b) of the Code) reflected on any tax return of the Company, (3) participate in any administrative or judicial proceedings conducted by the Company or the Tax Matters Member arising out of or in connection with any such audit, amended return, claim for refund or denial of such claim, or (4) appeal, challenge or otherwise protest any adverse findings in any such audit conducted by the Company or the Tax Matters Member or with respect to any such amended return or claim for refund filed by the Company or the Tax Matters Member or in any such administrative or judicial proceedings conducted by the Company or the Tax Matters Member and (D) the Tax Matters Member shall keep the Unitholders reasonably apprised of the status of any such proceeding. Notwithstanding the previous sentence, if a petition for a readjustment to any partnership item included in a final partnership administrative adjustment is filed with a District Court or the Court of Claims and the IRS has elected to assess income tax against a Member with respect to that final partnership administrative adjustments (rather than suspending assessments until the District Court or Court of Claims proceedings become final), such Member shall be permitted to file a claim for refund within such period of time to avoid application of any statute of limitation provisions which would otherwise prevent the Member from having any claim based on the final outcome of that review.

               (b) Tax Matters Member. The Company and each Member hereby designate Thomas H. Lee Equity Fund V, L.P. as the "tax matters partner" for purposes of Section 6231(a)(7) of the Code (the "Tax Matters Member").

               (c) Certain Filings. Upon the sale of Company assets or a liquidation of the Company, Unitholders shall provide the Management Committee with certain tax filings as reasonably requested by the Management Committee and required under applicable law.

                                   ARTICLE VII.
                                  MISCELLANEOUS
                                  -------------

          SECTION 7.1  Schedules. Without in any way limiting the provisions of
Section 6.2, a Representative may from time to time execute on behalf of the Company and deliver to the Unitholders schedules which set forth the then current Capital Account balances of each Unitholder and any other matters deemed appropriate by the Management Committee or required by applicable law. Such schedules shall be for information purposes only and shall not be deemed to be part of this Agreement for any purpose whatsoever.

          SECTION 7.2 Governing Law. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. In the event of a direct conflict between the provisions of this Agreement and any provision of the Certificate or any mandatory provision of the Act, the applicable provision of the Certificate or the Act shall control. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

          SECTION 7.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective Successors in Interest; provided that no Person claiming by, through or under a Member (whether as such Member's Successor in Interest or otherwise), as distinct from such Member itself, shall have any rights as, or in respect to, a Member (including the right to approve or vote on any matter or to notice thereof).

          SECTION 7.4 Confidentiality. By executing this Agreement, for three years from the receipt thereof, each Member expressly agrees to maintain the confidentiality of, and not to disclose to any Person other than the Company, another Member or a Person designated by the Company or any of their respective financial planners, accountants, attorneys or other advisors, any information relating to the business, financial structure, financial position or financial results, clients or affairs of the Company that shall not be generally known to the public, except as otherwise required by law or by any regulatory or self-regulatory organization having jurisdiction and except in the case of any Member who is employed by any entity controlled by the Company in the ordinary course of its duties. Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein, as they relate to an investment in Membership Interests (the "Transaction"), shall not apply to the tax structure or tax treatment of the Transaction, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the tax structure and tax treatment of the Transaction and all materials of any kind (including opinions or other tax analysis) that are provided to such party relating to such tax treatment and tax structure; provided, however, that such disclosure shall not include the name (or other identifying information not relevant to the tax structure or tax treatment) of any person and shall not include information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

          SECTION 7.5 Amendments. The Management Committee may, to the fullest extent allowable under Delaware law, amend or modify this Agreement; provided that, if an amendment or modification adversely affects any class of Members, such class of Members must approve such amendment or modification; provided further that, the Management Committee may amend this Agreement without the consent of any class of Members in order to provide for the issuance of any Company units in accordance with Section 2.9 hereof and the terms of the Management Unit Subscription Agreements and to make any such other amendments as it deems necessary or desirable to reflect such additional issuances provided that, no such amendment shall adversely affect the relationship among the Class A Units, Class B Units and Class C Units as set forth herein; provided further that no amendment shall be effective if such amendment results in Units held by a Member being redesignated to a different class of Unit than the class of which it is then included, without such Member's consent.

          SECTION 7.6 Notices. Whenever notice is required or permitted by this Agreement to be given, such notice shall be in writing and shall be given to any Unitholder at its address or telecopy number shown in the Company's books and records, or, if given to the Company, at the following address:

          c/o Thomas H. Lee Partners, L.P.
          75 State Street
          Boston, MA  02109
          Attention: Anthony DiNovi
          Attention: Kent Weldon
          Attention: Todd Abbrecht
          Telecopy: (617) 227-3514

          with a copy to:

          Weil, Gotshal & Manges LLP
          100 Federal Street
          Boston, MA 02110
          Attention: James Westra, Esq.
          Telecopy: (617) 772-8333

Each proper notice shall be effective upon any of the following: (i) personal delivery to the recipient, (ii) when telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service that same day or the next business day (charges prepaid)), (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) two business days after being deposited in the mails (first class or airmail postage prepaid).

          SECTION 7.7 Counterparts. This Agreement may be executed in any number of counterparts (including by means of telecopied signature pages), all of which together shall constitute a single instrument.

          SECTION 7.8 Power of Attorney. Each Member hereby irrevocably appoints each Representative as such Member's true and lawful representative and attorney-in-fact, each acting alone, in such Member's name, place and stead, (i) to make, execute, sign and file all instruments, documents and certificates which, from time to time, may be required to set forth any amendment to this Agreement or which may be required by this Agreement or by the laws of the United States of America, the State of Delaware or any other state in which the Company shall determine to do business, or any political subdivision or agency thereof and (ii) to execute, implement and continue the valid and subsisting existence of the Company or to qualify and continue the Company as a foreign limited liability company in all jurisdictions in which the Company may conduct business. The chief executive officer, as representative and attorney-in-fact, however, shall not have any rights, powers or authority to amend or modify this Agreement when acting in such capacity, except as expressly provided herein. Such power of attorney is coupled with an interest and shall survive and continue in full force and effect notwithstanding the subsequent withdrawal from the Company of any Member for any reason and shall survive and shall not be affected by the disability or incapacity of such Member.

          SECTION 7.9 Entire Agreement. This Agreement amends, restates and supersedes in its entirety the Original Agreement. This Agreement and the other documents and agreements referred to herein or entered into concurrently herewith embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein; provided that, such other agreements and documents shall not be deemed to be a part of, a modification of or an amendment to this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          SECTION 7.10 Section Titles. Section titles and headings are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text hereof.

          IN WITNESS WHEREOF, the parties have executed this Amended and Restated Limited Liability Company Agreement as of the day and year first above written.

                                        THL-MF INVESTORS, LLC


                                        By:  /s/ Gregg A. Ostrander
                                           -------------------------------------
                                           Name: Gregg A. Ostrander
                                           Title:

                                        MEMBERS:

                                        THOMAS H. LEE EQUITY FUND V, L.P.


                                        By: THL Equity Advisors V, LLC,
                                            its general partners


                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member


                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By:  /s/ Illegible
                                           -------------------------------------
                                           Name:
                                           Title: Managing Director

                                        THOMAS H. LEE PARALLEL FUND V, L.P.


                                        By: THL Equity Advisors V, LLC,
                                            its general partner


                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member


                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By:  /s/ Illegible
                                           -------------------------------------
                                           Name:
                                           Title: Managing Director

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT

                                        THOMAS H. LEE CAYMAN FUND V, L.P.


                                        By: THL Equity Advisors V, LLC,
                                            its general partner


                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member


                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By:  /s/ Illegible
                                           -------------------------------------
                                           Name:
                                           Title: Managing Director

                                        1997 THOMAS H. LEE NOMINEE TRUST


                                        By: US Bank, N.A., not personally, but
                                            solely as Trustee under the 1997
                                            Thomas H. Lee Nominee Trust


                                        By:  /s/ Gerald R. Wheeler
                                           -------------------------------------
                                        Name:  Gerald R. Wheeler
                                        Title:

                                        THOMAS H. LEE INVESTORS LIMITED
                                        PARTNERSHIP


                                        By: THL Investment Management Corp.,
                                            its general partner


                                        By:  /s/ Illegible
                                           -------------------------------------
                                           Name:  Thomas H. Lee
                                           Title: Chief Executive Officer

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT

                                        PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                        COMPANY I LLC


                                        By: Putnam Investments Holdings, LLC,
                                            its managing member


                                        By: Putnam Investments, LLC, its
                                            managing member


                                        By:  /s/ Illegible
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                        COMPANY II LLC


                                        By: Putnam Investments Holdings, LLC,
                                            its managing member


                                        By: Putnam Investments, LLC, its
                                            managing member


                                        By:  /s/ Illegible
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PUTNAM INVESTMENTS HOLDINGS, LLC


                                        By:  Putnam Investments, LLC, its
                                             managing member


                                        By:  /s/ Illegible
                                           -------------------------------------
                                           Name:
                                           Title:

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Gregg A. Ostrander
                                        ----------------------------------------
                                        Gregg A. Ostrander


                                          /s/ John D. Reedy
                                        ----------------------------------------
                                        John D. Reedy


                                          /s/ James D. Clarkson
                                        ----------------------------------------
                                        James D. Clarkson


                                          /s/ Max R. Hoffman
                                        ----------------------------------------
                                        Max R. Hoffman


                                          /s/ James Mohr
                                        ----------------------------------------
                                        James Mohr

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Mark Brian Anderson
                                        ----------------------------------------
                                        Mark Brian Anderson

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Steven Todd Bacon
                                        ----------------------------------------
                                        Steven Todd Bacon

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Charles Douglas Bailey
                                        ----------------------------------------
                                        Charles Douglas Bailey

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Terry L. Baker
                                        ----------------------------------------
                                        Terry L. Baker

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Timothy James Bebee
                                        ----------------------------------------
                                        Timothy James Bebee

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Toby Lee Catherman
                                        ----------------------------------------
                                        Toby Lee Catherman

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Thomas Prescott Colwell
                                        ----------------------------------------
                                        Thomas Prescott Colwell

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Deborah Naismith Cummings
                                        ----------------------------------------
                                        Deborah Naismith Cummings

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Michael Allen Elliot
                                        ----------------------------------------
                                        Michael Allen Elliot

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Richard James Howe
                                        ----------------------------------------
                                        Richard James Howe

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Michael Lee Jaeger
                                        ----------------------------------------
                                        Michael Lee Jaeger

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Michael Frederick Johnson
                                        ----------------------------------------
                                        Michael Frederick Johnson

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Thomas Charles Kelly
                                        ----------------------------------------
                                        Thomas Charles Kelly

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Timothy Dean Larson
                                        ----------------------------------------
                                        Timothy Dean Larson

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Craig Stanley Morrill
                                        ----------------------------------------
                                        Craig Stanley Morrill

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ S. Vincent O'Brien
                                        ----------------------------------------
                                        S. Vincent O'Brien

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Stephan Jay Ostrander
                                        ----------------------------------------
                                        Stephan Jay Ostrander

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Russell P. Roedl
                                        ----------------------------------------
                                        Russell P. Roedl

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Ronald Allen Seim
                                        ----------------------------------------
                                        Ronald Allen Seim

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Steven Joseph Semmer
                                        ----------------------------------------
                                        Steven Joseph Semmer

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Diane Marie Sparish
                                        ----------------------------------------
                                        Diane Marie Sparish

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Jeffrey C. Thomas
                                        ----------------------------------------
                                        Jeffrey C. Thomas

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Vicki Lee Wass
                                        ----------------------------------------
                                        Vicki Lee Wass

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Mark W. Westphal
                                        ----------------------------------------
                                        Mark W. Westphal

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ John Hugh Wiebe
                                        ----------------------------------------
                                        John Hugh Wiebe

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Mark D. Witmer
                                        ----------------------------------------
                                        Mark D. Witmer

           COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
                           LIABILITY COMPANY AGREEMENT


                                          /s/ Dennis Lee Woodward
                                        ----------------------------------------
                                        Dennis Lee Woodward

Schedule A (Investors)
-----------------------------------------------------------------------------
                                       Class A         Class B       Class C
                                        Units           Units         Units

Thomas H. Lee Equity Fund V, L.P.    2,233,940.73         - 0 -         - 0 -
75 State Street
Boston, MA 02109
Attn: Anthony DiNovi

Thomas H. Lee Parallel Fund V, L.P.    579,618.07         - 0 -         - 0 -
75 State Street
Boston, MA 02109
Attn: Anthony DiNovi

Thomas H. Lee Cayman Fund V, L.P.       30,780.61         - 0 -         - 0 -
75 State Street
Boston, MA 02109
Attn: Anthony DiNovi

Thomas H. Lee Investors Limited          4,721.67         - 0 -         - 0 -
Partnership
75 State Street
Boston, MA 02109
Attn: Anthony DiNovi

1997 Thomas H. Lee Nominee Trust         5,071.48         - 0 -         - 0 -
75 State Street
Boston, MA 02109
Attn: Anthony DiNovi

Putnam Investments Holdings, LLC        17,460.52         - 0 -         - 0 -
75 State Street
Boston, MA 02109
Attn: William H. Woolverton

Putnam Investments Employees'           15,007.43         - 0 -         - 0 -
Securities Company I, LLC
75 State Street
Boston, MA 02109
Attn: William H. Woolverton

Putnam Investments Employees'           13,399.49         - 0 -         - 0 -
Securities Company II, LLC
75 State Street
Boston, MA 02109
Attn: William H. Woolverton

Gregg A. Ostrander                      22,806.09    118,193.91    141,000.00
21520 Fairview Street
Greenwood, MN 55331
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                         Class A       Class B       Class C
                                          Units         Units         Units

John D. Reedy                            7,707.96     42,292.04     50,000.00
7262 Gordon Drive
Eden Prairie, MN 55346

James D. Clarkson                       16,206.50     33,793.50     50,000.00
11428 Entrevaux Drive
Eden Prairie, MN 55347

Max R. Hoffman                           6,863.43     10,136.57     17,000.00
14520 Wellington Road
Wayzata, MN 55391

James Mohr                               5,728.70     11,271.30     17,000.00
5288 River Oak Drive
Savage, MN 55378

Mark Brian Anderson                         10.95      3,989.05      4,000.00
10609 Wyoming Road
Bloomington, MN 55438

Steven Todd Bacon                           - 0 -      1,000.00      1,000.00
2025 Haughton Avenue
North Mankato, MN 56003

Charles Douglas Bailey                      - 0 -      4,500.00      4,500.00
14130 46th Place North
Plymouth, MN 55446

Terry L. Baker                              - 0 -      3,000.00      3,000.00
308 Michener Street
Wakefield, NE 68784

Timothy James Bebee                         - 0 -      1,500.00      1,500.00
1008 Winter Street
Wakefield, NE 68784

Toby Lee Catherman                         982.33      1,017.67      2,000.00
1504 East Mountain Road
Hegins, PA 17938

Thomas Prescott Colwell                      5.47      1,994.53      2,000.00
4100 Countryview Drive
Eagan, MN 55123

Deborah Naismith Cummings                   43.46      1,456.54      1,500.00
13510 Willow Springs Road
Haslet, TX 76052

Michael Allen Elliott                    1,246.22        753.78      2,000.00
12452 Alise Place
Eden Prairie, MN 55347
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                         Class A       Class B       Class C
                                          Units         Units         Units

Richard James Howe                          - 0 -      1,000.00      1,000.00
15345 41st Place North
Plymouth, MN 55446

Michael Lee Jaeger                           2.74        997.26      1,000.00
9617 Lakeside Trail
Champlin, MN 55316

Michael Frederick Johnson                  492.53      1,007.47      1,500.00
16940 Kings Court
Lakeville, MN 55044

Thomas Charles Kelly                        - 0 -      4,000.00      4,000.00
13132 Hallmark Court
Apple Valley, MN 55124

Timothy Dean Larson                         - 0 -      1,000.00      1,000.00
9900 James Avenue NE
Monticello, MN 55362

Craig Stanley Morrill                      268.00      1,232.00      1,500.00
11012 France Avenue South
Bloomington, MN 55431

S. Vincent O'Brien                       1,744.25      1,255.75      3,000.00
7800 W. 95th
Bloomington, MN 55438

Stephan Jay Ostrander                    1,959.18         40.82      2,000.00
3815 Huntington Ave. So.
St. Louis Park, MN 55416

Russell P. Roedl                             2.74        997.26      1,000.00
W8237 Sunset Court
Lake Mills, WI 53551

Ronald Allen Seim                           43.46      1,456.54      1,500.00
4150 Ximines Lane
Plymouth, MN 55441

Steven Joseph Semmer                        - 0 -      1,000.00      1,000.00
4280 Ithaca Lane North
Plymouth, MN 55446

Diane Marie Sparish                         43.46      1,456.54      1,500.00
11715 28th Ave. No.
Plymouth, MN 55441

Jeffrey C. Thomas                           - 0 -      2,000.00      2,000.00
18200 Woolman Drive
Minnetonka, MN 55345
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

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                                       Class A         Class B       Class C
                                        Units           Units         Units

Vicky Lee Wass                              - 0 -      1,000.00      1,000.00
2 Wilson Way South
West Windsor, NJ 08550

Mark W. Westphal                            84.18      1,915.82      2,000.00
2462 Thrush Street
Shakopee, MN 55379

John Hugh Wiebe                             59.94      2,440.06      2,500.00
550 Heron Point Lane
Bellingham, WA 98229

Mark D. Witmer                              13.68      4,986.32      5,000.00
6071 Foxtail Drive
White Bear Lake, MN 55110

Dennis Lee Woodward                          2.74        997.26      1,000.00
802 Vista Circle
Delano, MN 55328

Totals                               2,966,318.01    263,681.99    330,000.00
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

Exhibit I (Investors)
--------------------------------------------------------------------------
                                                           Initial Capital
                                                             Contribution
                                                             (in dollars)

Thomas H. Lee Equity Fund V, L.P.                           223,394,073.00
75 State Street
Boston, MA 02109
Attn:  Anthony DiNovi

Thomas H. Lee Parallel Fund V, L.P.                          57,961,807.00
75 State Street
Boston, MA 02109
Attn:  Anthony DiNovi

Thomas H. Lee Cayman Fund V, L.P.                             3,078,061.00
75 State Street
Boston, MA 02109
Attn:  Anthony DiNovi

Thomas H. Lee Investors Limited Partnership                     472,167.00
75 State Street
Boston, MA 02109
Attn:  Anthony DiNovi

1997 Thomas H. Lee Nominee Trust                                507,148.00
75 State Street
Boston, MA 02109
Attn:  Anthony DiNovi

Putnam Investments Holdings, LLC                              1,746,052.00
75 State Street
Boston, MA 02109
Attn:  William H. Woolverton

Putnam Investments Employees'                                 1,500,743.00
Securities Company I, LLC
75 State Street
Boston, MA 02109
Attn:  William H. Woolverton

Putnam Investments Employees'                                 1,339,949.00
Securities Company II, LLC
75 State Street
Boston, MA 02109
Attn:  William H. Woolverton

Gregg A. Ostrander                                            2,798,996.82
21520 Fairview Street
Greenwood, MN 55331

John D. Reedy                                                   955,380.08
7262 Gordon Drive
Eden Prairie, MN 55346

James D. Clarkson                                             1,788,237.00
11428 Entrevaux Drive
Eden Prairie, MN 55347
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

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Max R. Hoffman                                                  740,616.14
14520 Wellington Road
Wayzata, MN 55391

James Mohr                                                      629,412.60
5288 River Oak Drive
Savage, MN 55378

Mark Brian Anderson                                              17,073.10
10609 Wyoming Road
Bloomington, MN 55438

Steven Todd Bacon                                                 4,000.00
2025 Haughton Avenue
North Mankato, MN 56003

Thomas Prescott Colwell                                           8,536.06
4100 Countryview Drive
Eagan, MN 55123

Michael Allen Elliott                                           130,129.56
12452 Alise Place
Eden Prairie, MN 55347

Richard James Howe                                                4,000.00
15345 41st Place North
Plymouth, MN 55446

Michael Lee Jaeger                                                4,268.52
9617 Lakeside Trail
Champlin, MN 55316

Michael Frederick Johnson                                        54,267.94
16940 Kings Court
Lakeville, MN 55044

Thomas Charles Kelly                                             16,000.00
13132 Hallmark Court
Apple Valley, MN 55124

Timothy Dean Larson                                               4,000.00
9900 James Avenue NE
Monticello, MN 55362

Craig Stanley Morrill                                            32,264.00
11012 France Avenue South
Bloomington, MN 55431

S. Vincent O'Brien                                              182,936.50
7800 W. 95th
Bloomington, MN 55438

Stephan Jay Ostrander                                           199,999.64
3815 Huntington Ave. So.
St. Louis Park, MN 55416
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

--------------------------------------------------------------------------
Russell P. Roedl                                                  4,268.52
W8237 Sunset Court
Lake Mills, WI 53551

Ronald Allen Seim                                                10,259.08
4150 Ximines Lane
Plymouth, MN 55441

Steven Joseph Semmer                                              4,000.00
4280 Ithaca Lane North
Plymouth, MN 55446

Diane Marie Sparish                                              10,259.08
11715 28th Ave. No.
Plymouth, MN 55441

Jeffrey C. Thomas                                                 8,000.00
18200 Woolman Drive
Minnetonka, MN 55345

Vicky Lee Wass                                                    4,000.00
2 Wilson Way South
West Windsor, NJ 08550

Mark W. Westphal                                                 16,249.64
2462 Thrush Street
Shakopee, MN 55379

John Hugh Wiebe                                                  15,874.12
550 Heron Point Lane
Bellingham, WA 98229

Mark D. Witmer                                                   21,340.64
6071 Foxtail Drive
White Bear Lake, MN 55110

Dennis Lee Woodward                                               4,268.52
802 Vista Circle
Delano, MN 55328

Charles Douglas Bailey                                           18,000.00
14130 46th Place North
Plymouth, MN 55446

Terry L. Baker                                                   12,000.00
308 Michener Street
Wakefield, NE 68784

Timothy James Bebee                                               6,000.00
1008 Winter Street
Wakefield, NE 68784

Toby Lee Catherman                                              104,268.34
1504 East Mountain Road
Hegins, PA 17938
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

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Deborah Naismith Cummings                                        10,259.08
13510 Willow Springs Road
Haslet, TX 76052

Total                                                     $ 297,819,164.98
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